UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 13, 2010

THE TALBOTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

Attached and being furnished as Exhibit 99.1 is a copy of a press release of The Talbots, Inc. (“Talbots” or the “Company”) dated April 13, 2010, reporting Talbots financial results for the fourth quarter and full fiscal year of 2009.

To supplement the Company’s financial results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company uses, and has also included in the attached press release, certain non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures as disclosed by the Company may also be calculated differently from similar measures disclosed by other companies. To ease the use and understanding of our supplemental non-GAAP financial measures, the Company includes the most directly comparable GAAP financial measure.

The Company includes in the accompanying press release fiscal 2009 and 2008 results from continuing operations and operating income which exclude restructuring and impairment charges and merger-related costs, and also includes results from continuing operations and operating income for fourth quarter 2009 and fourth quarter 2008 which exclude restructuring and impairment charges and merger-related costs.  The Company also provides certain first fiscal quarter and full year 2010 outlook which excludes potential restructuring and impairment charges and merger-related costs.

Management uses these financial measures, together with GAAP results, in preparing certain internal budgets and operating plans, evaluating actual performance, assessing historical performance over reporting periods, assessing management performance, and assessing operating performance against other companies. This information may also aid investors in further understanding and evaluating the Company’s period to period operating performance and financial results. Material limitations of these financial measures are: (i) such measures do not reflect actual GAAP amounts, (ii) charges related to restructuring include in part actual cash outlays and are not solely non-cash charges, (iii) merger-related costs reflect actual cash outlays, and (iv) impairment charges reflect an actual decrease in the carrying value of one or more assets based on current estimates of the fair value of those assets, which may be material to an investor’s understanding of the Company’s financial position. Management compensates for these limitations by clarifying that these measures are only one operating metric and should not be considered in isolation, and by providing the directly comparable GAAP financial measure.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of The Talbots, Inc., dated April 13, 2010.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: April 13, 2010	By:	/s/ Michael Scarpa
		Name:	Michael Scarpa
		Title:	Chief Operating Officer, Chief Financial Officer and Treasurer